                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. _ )

Check the appropriate box:

    / / Preliminary Information Statement
    / / Confidential, For Use of the Commission Only (as permitted by Rule
        14c-5(d)(2))
    /X/ Definitive Information Statement

                               FAMOUS FIXINS, INC.
                  (Name of Registrant As Specified In Charter)

                                 Not Applicable
  (Name of Person(s) Filing the Information Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

    /X/ No fee required.
    / / Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    1)  Title of each class of securities to which transaction applies:

    2)  Aggregate number of securities to which transaction applies:

    3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    4)  Proposed maximum aggregate value of transaction:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

    2)  Form, Schedule or Registration Statement No.:

    3)  Filing Party:

    4)  Date Filed:

                               FAMOUS FIXINS, INC.
                         2500 W. 57th Street, Suite 1112
                            New York, New York 10107

                    NOTICE OF WRITTEN CONSENT OF SHAREHOLDERS

                                  April 2, 2002

To Shareholders of Famous Fixins, Inc.:

    NOTICE IS HEREBY GIVEN that the following actions will be taken pursuant to the written consent of a majority of our shareholders, dated March 29, 2002, in lieu of a special meeting of the shareholders. The following actions will be effective on or about May 6, 2002:

        1.  sale by us of substantially all of our assets to a limited liability company, Starbrand, LLC, in exchange for the assumption by Starbrand of certain of our liabilities; and
        2.  amendment of our Certificate of Incorporation to increase the authorized number of shares of our common stock from 25,000,000 to
            200,000,000.

    This Notice and the attached Information Statement are being circulated to advise the shareholders of certain actions already approved by written consent of the shareholders who collectively hold a majority of the voting power of our common stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is mailed to the shareholders. Therefore, this Notice and the attached Information Statement are being sent to you for informational purposes only.

                                         By Order of the Board of Directors,

                                         /s/ JASON BAUER, SECRETARY
                                         Jason Bauer, Secretary

April 2, 2002
New York, New York
WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                               FAMOUS FIXINS, INC.

                              INFORMATION STATEMENT
                         WRITTEN CONSENT OF SHAREHOLDERS

This Information Statement is furnished in accordance with the requirements of
Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended, by Famous Fixins, Inc., a New York corporation, in connection with certain actions to be taken by the written consent by the majority shareholders of Famous Fixins, dated March 29, 2002.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions will not be effective until 20 days after the date of this
Information Statement is mailed to the shareholders.

THE APPROXIMATE DATE OF MAILING OF THIS INFORMATION STATEMENT IS APRIL 15, 2002.

We anticipate that the actions contemplated by this Information Statement will be effected on or about the close of business on May 6, 2002.

The actions to be effective twenty days after the mailing of this Information
Statement are as follows:

    1.  sale by us of substantially all of our assets to a limited liability company, Starbrand, LLC, in exchange for the assumption by Starbrand,
        LLC of certain of our liabilities; and
    2.  amendment of our Certificate of Incorporation to increase the authorized number of shares of our common stock from 25,000,000 to
        200,000,000.

Shareholders of record at the close of business on March 28, 2002 are entitled to notice of the action to be effective on or about May 6, 2002. As of the record date, our authorized capitalization consisted of 25,000,000 shares of common stock, par value $0.001 per share, of which 20,360,179 were issued and outstanding. Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders. However, because the shareholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the record date have voted in favor of the foregoing actions by resolution dated March 29, 2002; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

This Information Statement will serve as written notice to shareholders pursuant to Section 615(c) of the New York Business Corporation Law.
THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
AND NO SHAREHOLDER MEETING WILL BE HELD TO
CONSIDER ANY MATTER WHICH WILL BE DESCRIBED IN THIS
INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                TABLE OF CONTENTS

                                                                           Page

About Famous Fixins                                                          3
Stock Ownership                                                              4
Action For Settlement Of Debts and Sale Of Assets                            5
Selected Financial Data                                                     12
Action for Increasing Number of Authorized Shares                           17
Additional Information                                                      17
Information Incorporated by Reference                                       18
Distribution of Information Statement                                       18

Exhibit 1.  Settlement of Debts and Asset Purchase Agreement
Exhibit 2.  Shareholder Dissenter's Rights

                           FORWARD-LOOKING STATEMENTS

This Information Statement includes forward-looking statements. Such statements are identified by the use of forward-looking words or phrases including, but not limited to, "intended," "expects," "expected," "plans," "anticipates," and
"anticipated." These forward-looking statements are based on our current expectations. All statements other than statements of historical facts included in this Information Statement are forward-looking statements. Although we believe that these expectations are reasonable, there can be no assurance that such expectations will prove to have been correct. Since forward-looking statements involve risks and uncertainties, the actual results could differ materially. These forward-looking statements represent our judgment as of the date of this Information Statement. All subsequent written or oral forward-looking statements attributable to us, or persons acting on behalf of either party, are expressly qualified in their entirety. We disclaim any intent or obligation to update their forward-looking statements.

                               ABOUT FAMOUS FIXINS

We are a promoter and marketer of celebrity endorsed consumer products for sale in supermarkets, mass merchandisers, drug chains, specialty stores and over the
Internet. Our plan has been to develop, market and sell licensed consumer products based on the diverse professional, cultural and ethnic backgrounds of various celebrities. We have created consumer products which includes salad dressings, candy products, bubble gum, and lip balm. We promoted and marketed our products directly to supermarket chain stores, mass merchandisers, drugstore chains, and specialty stores. We also operated an electronic commerce site from which our products may be purchased. We utilized a nationwide network of consumer brokers to distribute our products in supermarket chains, mass-merchandisers, drug stores, restaurants and specialty retail stores throughout the United States. We enlisted third party manufacturers to produce our consumer products. After consummation of the actions described in this
Information Statement, we will be seeking a new business.

                                 STOCK OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The table below sets forth, as of March 28, 2002, when we had 20,360,179 shares of our common stock issued and outstanding, the shares beneficially owned by each person, excluding management, known to us to be the beneficial owner of more than 5% of the outstanding shares of common stock.

All persons named in the table have the sole voting and dispositive power, unless otherwise indicated, with respect to common stock beneficially owned.
Beneficial ownership of shares of common stock that are acquirable within 60 days upon the exercise or conversion of convertible securities are listed separately, and for each person named in the table, the calculation of percent of class gives effect to those acquirable shares.

The following factors about certain shareholders should also be considered in reviewing the table:

    o   Each of Roseworth Group, Austost Anstalt Schaan, Balmore Funds, AMRO
        International, and Folkinburg Investments may not own more than 9.9% of our common stock at any time. That 9.9% limit on ownership is given effect to for purposes of computing beneficial ownership in the table below. The conversion rate of the debentures varies with the market price of our common stock, so the debentures could be converted into a substantially larger number of shares as the market price of our common stock drops. Each of the named shareholders could acquire a substantial additional number of shares upon the conversion of convertible debentures if the 9.9% limit does not apply.
    o   Roseworth Group is deemed a beneficial owner of 693,042 shares underlying convertible securities, although it could acquire a greater number of shares if the 9.9% limit did not apply, upon the exercise of
        1,108,333 common stock purchase warrants and upon the conversion of a portion of 4% convertible debentures with a principal amount of
        $634,459.
    o   Balmore Funds is deemed a beneficial owner of 693,042 shares underlying convertible securities, although it could acquire a greater number of shares if the 9.9% limit did not apply, upon the exercise of 973,142 common stock purchase warrants and upon the conversion of a portion of
        4% convertible debentures with a principal amount of $459,459.
    o   Austost Anstalt Schaan is deemed a beneficial owner of 693,042 shares underlying convertible securities, although it could acquire a greater number of shares if the 9.9% limit did not apply, upon the exercise of
        706,475 common stock purchase warrants and upon the conversion of a portion of 4% convertible debentures with a principal amount of
        $359,459.
    o   AMRO International is deemed a beneficial owner of 2,237,134 shares underlying convertible securities, although it could acquire a greater number of shares if the 9.9% limit did not apply, upon the exercise of
        101,202 common stock purchase warrants and upon the conversion of a portion of 5% convertible debentures with a principal amount of $33,975.

-----------------------------------  -------------------  -------------------------  --------
Name and Address                      Amount and Nature       Additional Shares      Percent
of Beneficial Owner                  of Beneficial Owner  Acquirable Within 60 days  of Class
-----------------------------------  -------------------  -------------------------  --------
-----------------------------------  -------------------  -------------------------  --------
Roseworth Group Limited                   1,544,092                693,042             9.9%
     c/o Beacon Capital Management
     Harbour House
     2nd Floor
     Waterfront Drive
     Road Town, Tortola
     BVI
Balmore Funds, S.A.                       1,544,092                693,042             9.9%
     Trident Chambers
     Road Town, Tortola
     BVI
Austost Anstalt Schaan                    1,544,092                693,042             9.9%
     Landstrasse 163
     9494 Furstenweg
     Vaduz, Liechtenstein
AMRO International, S.A.                          0               2,237,134            9.9%
     Grossmuensterplatz 6
     Zurich, CH-8022, Switzerland
Peter Zorich                              2,409,747                       0           11.8%
     418 Valley Rd.
     Montclair, NJ
-----------------------------------  -------------------  -------------------------  --------

SECURITY OWNERSHIP OF MANAGEMENT

The table below sets forth, as of March 28, 2002, the shares of our common stock beneficially owned by each officer, by each director, and by all of our officers and directors as a group.

All persons named in the table have the sole voting and dispositive power, unless otherwise indicated, with respect to common stock beneficially owned.
Beneficial ownership of shares of common stock that are acquirable within 60 days upon the exercise or conversion of convertible securities are listed separately, and for each person named in the table, the calculation of percent of class gives effect to those acquirable shares.

-----------------------------------  -------------------  -------------------------  --------
Name and Address                      Amount and Nature       Additional Shares      Percent
of Beneficial Owner                  of Beneficial Owner  Acquirable Within 60 days  of Class
-----------------------------------  -------------------  -------------------------  --------
-----------------------------------  -------------------  -------------------------  --------
Jason Bauer                               3,889,747               1,500,000           24.7%
Victor Bauer                                    200                       0              *
All present officers and directors        3,889,947               1,500,000           24.7%
   as a group (2 persons)
-----------------------------------  -------------------  -------------------------  --------
* Represents less than 1%.

The address of each of the persons named in the table above is Famous Fixins,
Inc., 250 West 57th Street, Suite 1112, New York, New York 10701.

CHANGES IN CONTROL

We do not have any arrangements that may result in a change in control, except as described in this Information Statement pursuant to the Settlement of debts and Asset Purchase Agreement.

                ACTION FOR SETTLEMENT OF DEBTS AND SALE OF ASSETS

SUMMARY OF TRANSACTION

Purpose                         To reduce our debt load by selling
                                substantially all of our asset and
                                certain liabilities.

Structure of Transaction:       In exchange for the
                                assumption of certain of our liabilities
                                amounting to approximately $938,000 as
                                of December 31, 2001, we will sell
                                substantially all of our assets
                                amounting to approximately $725,000 as
                                of December 31, 2001.

Your securities                 You keep your securities. No
                                exchange of securities is required.
                                There is no cash or other consideration
                                offered to security holders.

Our Charter and Bylaws          Remains the same.

Possible Negative Consequences  We may incur additional costs associated with tax consequences and with filings with state and
                                regulatory agencies. We will have discontinued
                                our present business and will need to acquire
                                a new business.

Accounting Treatment            Purchase method of accounting.

Federal Income Tax              You, as a shareholder, will
                                not encounter income tax as a result of
                                the transaction, but the transaction is
                                taxable to the corporation.

Regulatory Approval             Not required.

Appraisal Rights                You have the right of appraisal.

This Information Statement contains a brief summary of the material aspects of the proposed sale of assets and business and of the related Settlement of Debts and Asset Purchase Agreement. This summary is qualified in all respects by the full text of the Settlement of Debts and Asset Purchase Agreement. A copy is attached as Exhibit 1. You are strongly encouraged to read the entire Settlement of Debts and Asset Purchase Agreement.

PURPOSE OF TRANSACTION

Despite the best efforts of management to increase revenues and to reduce costs by significantly altering the product lines and by decreasing certain operating expenses during the fiscal year ended December 31, 2001, we sustained losses from operations during the year of $(1,020,966). We have been unable to raise the required additional capital to finance our operations in their present form, in part due to our debt burdens.

We believe that in order to maximize the value of our common stock and ultimately maximize shareholder value, we should divest all of our present operations, sell substantially all of our assets in exchange for the assumption of a significant portion of our liabilities, and seek to acquire a new business.

STRUCTURE OF TRANSACTION

On March 29, 2002, we entered into a Settlement of Debts and Asset Purchase
Agreement with Starbrand, LLC, pursuant to which Starbrand agreed to acquire substantially all of our assets, properties and business in exchange for the assumption of certain of our liabilities. The assets to be transferred and the liabilities to be assumed had an approximate value of $725,000, and $938,000, respectively, at December 31, 2001.

The Settlement of Debts and Asset Purchase Agreement specifically provides that we shall retain "all claims for tax refunds, tax loss carry forwards or carrybacks or tax credits of any kind" applicable to our business prior to the closing of the asset purchase agreement. As of December 31, 2001, we had net operating loss carry forwards of approximately $2,426,000, all of which expire by 2021. Without future profits, such tax losses are of limited or no value. The liabilities that will not be assumed by Starbrand consist primarily of:

    o   principal amount of $1,050,000 of our 4% convertible debentures, in the aggregate, owned by Roseworth Group Limited, Balmore Funds, S.A. and
        Austost Anstalt Schaan, including accrued interest on $1,500,000 of the debentures;
    o   principal amount of $33,975 of our 5% convertible debentures owed by
        AMRO International, S.A.,including accrued interest;
    o   $22,900, in the aggregate, in notes owed to Alpha Capital AG and
        Roseworth Group Limited.

The financial statements in our Form 10-KSB for the year ended December 31, 2001 indicate that we had negative working capital of approximately $(1,447,000) as of year end 2001 and cash flow from operations of approximately $106,000 for fiscal year 2001. Based upon the structure of the Settlement of Debts and Asset
Purchase Agreement, immediately following the closing of the transfer, we will retain assets with an estimated value of $33 and no business and will retain liabilities estimated to be approximately $1,163,000, consisting mostly of certain outstanding debentures, plus possible liabilities with respect to certain unasserted claims against us.

Because, subsequent to the closing, we will not have any business or tangible assets with which to generate revenue, we will not have any means to satisfy our liabilities or obligations unless and until we are able to raise additional capital or acquire a business. Although the sale of assets provides for the assumption by Starbrand of significant operating liabilities of Famous Fixins, we will remain contingently responsible for the satisfaction of such liabilities and there can be no assurance that such liabilities will be satisfied. Starbrand is a newly formed entity with no current operations. Starbrand intends to acquire our assets and operate the business on a different scale of operations.
Certain members of Starbrand will include certain shareholders of Famous Fixins.
We do not presently have any such plans and there can be no assurance that raising such capital or acquiring a new business will be possible. If new capital should become available or we acquire a new business, the acquisition is likely to result in immediate and substantial dilution to our presently existing shareholders.

YOUR SECURITIES

You keep your securities. No exchange of securities is required. There is no cash or other consideration offered to security holders.

OUR CHARTER AND BYLAWS

This transaction will not result in a change in our charter or bylaws.

POSSIBLE NEGATIVE CONSEQUENCES

Although we will reduce a significant amount of our liabilities by this transaction, we may also incur some negative consequences. For instance, we may incur additional costs associated tax consequences and with filings with state and regulatory agencies. We will have discontinued our present business and will need to acquire a new business.

ACCOUNTING TREATMENT OF THE SALE

The transaction will be accounted for under the purchase method of accounting.
The sale of assets will be reflected on our financial statements as a sale of assets and assumption of certain liabilities for accounting purposes, with a gain or loss recognized in the year in which the sale is consummated, in the amount of the difference between the sale price and the aggregate net book value of the assets sold to and liabilities assumed by Starbrand.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following discussion is a general summary of the Federal income tax consequences to us that may result from the proposed sale of our assets to
Starbrand. This summary is based on the current provisions of the Internal
Revenue Code, which is subject to retroactive change. This summary does not discuss any aspects of Federal income taxation that may be relevant to a particular shareholder or to certain types of persons subject to special treatment under Federal income tax laws. Accordingly, this summary is not intended to constitute legal advice to any shareholder, nor is it binding on the
Internal Revenue Service. WE RECOMMEND THAT EACH SHAREHOLDER CONSULT HIS OR HER
PERSONAL TAX ADVISOR REGARDING THE SPECIFIC APPLICABLE TAX CONSEQUENCES, WHICH
MAY ARISE FROM CONSUMMATION OF OUR PROPOSED SALE OF ASSETS TO STARBRAND, LLC.

We will recognize gain or loss from the sale of our assets to Starbrand in an amount equal to the difference between the amount we realize from the sale and our adjusted tax basis in the assets sold and liabilities assumed. The amount we realize from the sale will be equal to the sum of (a) the amount of our liabilities assumed by Starbrand and (b) the aggregate amount of any liabilities to which the assets sold to Starbrand are subject. We will be subject to Federal income tax on any gain recognized from the sale of our business and assets to
Starbrand. However, because we have significant net operating loss carryforwards available to us to offset any gain from the sale, we do not expect to incur substantial Federal, state or local tax liability, if any.

You, as a shareholder, will not encounter income tax as a result of the transaction.

ACTION BY WRITTEN CONSENT AND INTERESTS OF CERTAIN PERSONS

Under applicable New York law, approval of the asset transfer requires the affirmative vote of a majority of the outstanding stock of the corporation entitled to vote thereon. The transfer was approved in writing by the holders of a majority of the shares of our then outstanding common stock in accordance with the provisions of Section 615 of the New York Business Corporation Law. The
names of these shareholders and the number of shares owned by them were as follows:

    o   Jason Bauer, 3,889,747 shares or 19.1% of the issued and outstanding shares;
    o   Peter Zorich, 2,409,747 shares or 11.8% of the issued and outstanding shares;
    o   Roseworth Group Ltd., 1,544,092 shares or 7.6% of the issued and outstanding shares;
    o   Austost Anstalt Schaan, 1,544,092 shares or 7.6% of the issued and outstanding shares; and
    o   Balmore Funds, S.A., 1,544,092 shares or 7.6% of the issued and outstanding shares.

At the time of the approval, the aggregate of these shares constituted 53.7% of the then outstanding shares of common stock.

Starbrand, LLC is a newly formed Delaware entity with no current operations.
Starbrand agreed to acquire substantially all of our assets, properties and business in exchange for the assumption of certain of our liabilities. The assets to be transferred and the liabilities to be assumed had an approximate value of $725,000, and $938,000, respectively, as at December 31, 2001. The liabilities assumed by Starbrand includes the principal amount of $450,000 of 4%
convertible debentures issued by Famous Fixins. Jason Bauer, our current officer and director, intends to resign upon the closing of the transaction, and will initially manage Starbrand. Certain persons who voted in favor of this transaction have a beneficial or equity interest in Starbrand, including Bauer,
Roseworth Group Ltd., Austost Anstalt Schaan, and Balmore Funds, S.A. Starbrand
is seeking funding in order to continue the assumed business.

On October 19, 1999, we entered into agreements with AMRO International, S.A.,
Austost Anstalt Schaan and Balmore Funds, S.A. for the sale of a total of
$550,000 five percent convertible debentures and warrants to purchase 139,152 shares of common stock in transactions deemed to be exempt under Section 4(2) of the Securities Act of 1933. We received gross proceeds of $450,000 in October
1999, and an additional $100,000 in February 2000. The interest on the convertible debentures is payable quarterly and accrues from the date of issuance on the principal amount of the convertible debentures. The convertible debentures are due October 30, 2002. At our option, we may pay the interest on the convertible debentures in cash or in registered shares of common stock. The holders of the convertible debentures are entitled to convert the debentures into shares of common stock at a conversion price equal to the lower of 80% of the market price of the common stock or $0.55. If the conversion price of the common stock is less than $0.20 per share on any conversion date, we may elect to redeem the debentures in their entirety or to deliver to the holders either cash or common stock or a combination of cash and common stock. The amount of cash to be delivered upon such redemption or conversion shall equal the closing ask price on the conversion date or the date we give notice of redemption multiplied by the number of shares of common stock that would have been issued at the conversion price upon such conversion or redemption. The warrants are exercisable before October 30, 2004 at a purchase price of $.494 per share, which is 125% of the market price of the common stock on the closing date. At our expense, we filed a registration statement, which was declared effective on
February 8, 2000, under the Securities Act of 1933 for the resale of the shares of common stock issuable upon the conversion of the debentures and the exercise of the warrants, which registration statement is no longer current. Although we may so in the future, we are not presently in the process of preparing and seeking effectiveness of a current registration statement for the resale of shares underlying the debentures. Debentures with a principal of $33,975 remain outstanding. None of the warrants have been exercised.

We entered into an agreement, dated as of March 7, 2000, with Roseworth Group,
Ltd., Austost Anstalt Schaan and Balmore Funds, S.A. for the sale of a total of
0% convertible debentures, convertible at $0.40 per share, with a principal amount of $1,000,000 due March 13, 2005 and warrants to purchase 2,500,000 shares of common stock in transactions deemed to be exempt under Section 4(2) of the Securities Act of 1933. We received gross proceeds of $1,000,000 from the sales. The warrants are exercisable before March 13, 2005 at a purchase price of
$.75 per share. In October 2000, we entered into an agreement for the sale of
$1,500,000 principal amount of 4% convertible debentures pursuant to which the outstanding principal amount of the 0% convertible debentures were surrendered.

We entered into agreements, dated as of October 27, 2000, for the sale of 4%
convertible debentures with a principal amount of $1,500,000 and warrants to purchase 250,000 shares of common stock with Roseworth Group Ltd., Austost
Anstalt Schaan and Balmore S.A., in transactions deemed to be exempt under
Section 4(2) of the Securities Act of 1933. The transaction closed on November
7, 2000. We made a determination that the three investors were sophisticated investors with enough knowledge and experience in business to evaluate the risks and merits of the investment. The principal amount of the 4% convertible debentures was $1,500,000, consisting of: principal in the amount of $500,000, of which $250,000 was provided by Roseworth Group, $125,000 was provided by
Austost Anstalt Schaan, and $125,000 was provided by Balmore Funds; and the surrender of outstanding 0% convertible debentures with a principal amount of
$1,000,000, issued pursuant to the Convertible Debenture and Warrants Purchase
Agreement, dated March 7, 2000, of which a principal amount of $400,000 was held by Roseworth Group Ltd., a principal amount of $250,000 was held by Austost
Anstalt Schaan, and a principal amount of $350,000 washeld by Balmore Funds.

The 4% convertible debentures were due on August 7, 2001 with a 5% premium on the principal and the accrued unpaid interest. We have not yet paid the principal or interest. Semi-annual interest payments are due and payable on
December 1 and June 1 of each year, commencing with December 1, 2000. We entered into an equity line of credit transaction on October 31, 2000, for which the shares issuable upon drawdowns on the equity line are the subject of this registration statement. If we are unable to pay the amounts due on the maturity date but we can draw down on the equity line of credit, we are to draw down the maximum amount each draw down period to pay the investors the full amount due.
On or after the maturity date, the investors may convert the 4% convertible debentures into shares of common stock if a registration statement covering the shares underlying the debentures is not effective on the maturity date or if we do not draw down the maximum amount permitted each drawdown period under the equity line after this registration statement is effective. The conversion price shall equal the lesser of $0.054 or 85% of the average of the 5 lowest closing bid prices during the 22 trading days preceding the applicable conversion date.
The maximum number of shares of common stock that may be received upon the conversion of the debentures by any one holder is 9.9% of our then-outstanding common stock after the conversion, including any other shares of common stock held by the holder. The warrants to purchase 250,000 shares of common stock are exercisable before November 7, 2003 at a purchase price of per share of $0.0588. Of these warrants, Roseworth Group owns warrants to purchase
108,333 shares, Austost Anstalt Schaan owns warrants to purchase 62,500 shares, and Balmore Funds owns warrants to purchase 79,167 shares. At the closing of the transaction, we received gross proceeds of $500,000, less payment to the escrow agent, Epstein Becker & Green P.C., of $10,000 for the investors' legal, administrative and escrow costs, and less payment of a 10% placement agent fee to Union Atlantic, L.C., which placement agent fee is net of payment to the escrow agent, Epstein Becker & Green P.C., of $5,000 for the investors' legal, administrative and escrow costs. We also issued to Union Atlantic, L.C. 75,000 shares of restricted common stock and a warrant to purchase 100,000 shares of common stock as part of the placement agent fee. The warrants are exercisable before November 7, 2003 at a purchase price per share of $0.0588. We agreed to include such securities to the placement agent in the registration statement for the resale of the common stock underlying the 4% convertible debentures and warrants. Under the agreements, we agreed to prepare and file a registration statement under the Securities Act for shares of common stock issuable upon the conversion of the convertible debentures and the warrants within 45 days of the closing date of the transaction. We agreed to use our best efforts to cause the registration statement to become effective within 90 days of the closing date or
5 days of SEC clearance to request acceleration of effectiveness. Although we submitted a registration statement in a timely matter, the registration statement was not declared effective. Although we may so in the future, we are not presently in the process of preparing and seeking effectiveness of a current registration statement for the resale of shares underlying the debentures and warrants. In March 2002, the debenture holders converted an aggregate amount of
$46,623 of accrued interest into 4,662,276 shares. The maturity date has been extended.

We signed a common stock purchase agreement with Folkinburg Investments Limited, dated as of October 31, 2000, for the future issuance and purchase of shares of our common stock in a transaction deemed to be exempt under Section 4(2) of the
Securities Act of 1933. We made a determination that Folkinburg Investments was a sophisticated investor with enough knowledge and experience in business to evaluate the risks and merits of the investment. The common stock purchase agreement establishes what is sometimes termed an equity line of credit or an equity drawdown facility. In general, the drawdown facility operates as follows:
the investor, Folkinburg Investments, has committed to provide us with up to $5 million as we request it over a 24 month period, in return for shares of common stock we issue to Folkinburg Investments. Subject to a maximum of 16 draws, once every 29 trading days, we may request a draw of up to $5 million of that money, however, no single draw can exceed $5 million. We must wait at least 7 trading days after each 22 trading day drawdown period before requesting another drawdown. The maximum amount we actually can draw down upon each request will be determined by 4.5% of the volume-weighted average daily price of our common stock for the 3 month period prior to our request and the total trading volume for the 3 months prior to our request. Each draw down must be for at least
$100,000. At the end of a 22-day trading period following the drawdown request, the final drawdown amount is determined based on the volume-weighted average stock price during that 22-day period. We then use the formulas contained in the common stock purchase agreement to determine the number of shares we will issue to Folkinburg Investments in return for that money. The per share dollar amount
Folkinburg Investments pays for our common stock for each drawdown includes a
17.5% discount to the average daily market price of our common stock for the
22-day period after our drawdown request, weighted by trading volume. Under the credlit line, we could receive the amount of the drawdown less an escrow agent fee equal to $1,500 per drawdown and less a 10% placement fee payable to the placement agent, Union Atlantic, L.C., which introduced Folkinburg Investments to us. In lieu of making a commitment to Folkinburg Investments to draw a minimum aggregate amount, on October 31, 2000, we issued to Folkinburg
Investments a stock purchase warrant to purchase up to 500,000 shares of our common stock and we also agreed to issue additional warrants to purchase a number of shares equal to 50% of the shares purchased by Folkinburg Investments on the settlement date of each drawdown. The warrants to purchase 500,000 shares of common stock have an exercise price per share of $0.0636, which equals 110%
of the volume-weighted average share price for the trading day prior to the date the warrants were issued, and expire on October 31, 2003. The additional warrants issuable at each settlement date will be exercisable for 35 calendar days and have an exercise price equal to the weighted average of the purchase prices of the common stock during the applicable settlement period. We agreed to file a registration statement under the Securities Act for shares of common stock issuable under the equity line of credit, including shares underlying warrants issued in connection with the equity line of credit, within 45 days of the closing date of the transaction. We agreed to use our best efforts to cause the registration statement to become effective within 90 days of the closing date or 5 days of SEC clearance to request acceleration of effectiveness.
Although we submitted a registration statement in a timely matter, the registration statement was not declared effective. Although we may so in the future, we are not presently in the process of preparing and seeking effectiveness of a current registration statement for the resale of shares underlying the credit line agreement. At the closing of the transaction, we paid the escrow agent, Epstein Becker & Green P.C., $10,000 for Folkinburg
Investments' legal, administrative and escrow costs.

On March 2001, we granted Jason Bauer, pursuant to an amended employment agreement, effective April 12, 2001, to serve as President and Chief Executive
Officer, 5-year options to purchase up to 1,500,000 shares of our common stock, proportioned to vest only after we achieve certain corporate milestones. The options are exercisable at $.03 per share. These options are cumulative and are subject to anti-dilution rights. If any milestones are achieved in the same year, all such options shall vest at the time such milestone is achieved. Bauer exercised his options on March 27, 2002.

NO NEED FOR REGULATORY APPROVAL

No federal or state regulatory requirements or approvals are required to be complied with or obtained in connection with the proposed sale to Starbrand, other than compliance with applicable New York corporate law and Federal and state securities laws.

APPRAISAL RIGHTS

THIS INFORMATION STATEMENT CONSTITUTES NOTICE OF APPRAISAL RIGHTS TO THE HOLDERS
OF FAMOUS FIXINS COMMON STOCK. IN ORDER TO EXERCISE YOUR RIGHTS TO DISSENT AND
APPRAISAL, YOU MUST FOLLOW EACH AND EVERY INSTRUCTION HEREIN.

Sections 623 and 910 of the New York Business Corporation Law give to any holder of common stock of Famous Fixins who wishes to object to sale of assets of
Famous Fixins, otherwise known as an objecting shareholder, the right to receive from Famous Fixins in cash, the fair value of his or her shares, provided that the consummation of the asset sale is not abandoned, and provided, further, that the following procedure is carefully followed.

The objecting shareholder must not have consented in favor of the sale of assets and, must file with Famous Fixins, within 20 days after notice is given to the objecting shareholder, written objection thereto stating his or her intention to demand payment for his or her shares. The written objection should be sent to:
Famous Fixins, Inc., 250 W. 57th St., Suite 1112, New York, New York 10107,
Attn.: Secretary. Registered Mail, Return Receipt Requested is recommended.

The objection must include (i) a notice of election to dissent, (ii) the shareholder's name and residence address, (iii) the number of shares as to which the shareholder dissents, and (iv) a demand for payment of the fair value of the shareholder's shares if the asset sale is consummated.

A shareholder may not dissent as to less than all of the shares as to which he has a right to dissent, held by him of record that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.

Together with the written demand or within one month thereafter, the objecting shareholder must submit certificates representing all of his shares of our common stock to Famous Fixins or its transfer agent for the purpose of affixing a notation indicating that a demand for payment has been made. Otherwise, at the option of Famous Fixins, exercised by written notice given within 45 days from the date of filing of the notice to dissent, he or she will lose his objector's rights, unless a court, for good cause shown, otherwise directs.

Within 15 days after the later of the consummation of the asset sale or the last day of the period during which written demand by the objecting shareholder must be made (but in no case later than 90 days from the date of the written consents), Famous Fixins shall make a written offer by registered mail to each objecting shareholder to pay for his or her shares at a specified price which
Famous Fixins considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. If the asset sale has been consummated at the time of such offer, the offer shall also be accompanied by (i) the advance payment to each objecting shareholder who has submitted to us his or her stock certificates of an amount equal to 80% of the amount of such offer, or (ii) as to each objecting shareholder who has not yet submitted his or her stock certificates, a statement that we will make an advance payment to him or her of an amount equal to 80% of the amount of such offer promptly upon submission of his or her stock certificates. Every advance payment or statement as to advance payment shall include advice to the objecting shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters' rights. Any offer shall be made at the same price per share to all objecting shareholders.

If, within 30 days after making such offer, the objecting shareholder and Famous
Fixins agree upon the price to be paid for his or her shares, payment must be made by us within 60 days of the date of the making of such offer upon the surrender of the certificates representing his or her shares.

If we fail to make such offer as provided above or if the objecting shareholder and we fail to agree upon the price to be paid within 30 days of the date of our offer, we shall, within 20 days after the expiration of the applicable time period, institute a special proceeding in the Supreme Court of the State of New
York, County of New York to determine the rights of the objecting shareholder and to fix the fair value of his or her shares.

If we fail to institute such special proceeding the objecting shareholder may do so within 30 days after the expiration of such 20 day period. Failure of the objecting shareholder to institute such proceedings will result in the loss of his or her objector's rights unless the court, for good cause shown, otherwise directs.

Within 60 days after the final determination of the special proceeding, we shall pay to each objecting shareholder the amount found to be due him or her, upon surrender of the certificates representing his or her shares.

The foregoing summary of the rights of objecting shareholders does not purport to be complete and is qualified in its entirety by reference to Sections 623 and
910 of the New York Business Corporation Law, a copy of which appears as Exhibit
2 to this Information Statement.

TIMING OF ACTION

As described below, the finalization of the transactions relating to the transfer of substantially all of our assets to Starbrand, LLC is conditioned upon the filing with the Securities and Exchange Commission of this Information
Statement. Therefore, the transactions relating to our asset transfer to
Starbrand, LLC are expected to be finalized 20 days after the mailing of this
Information Statement to our shareholder.

                             SELECTED FINANCIAL DATA

Our financial statements for the year ended December 31, 2001 are included in the Annual Report on Form 10-KSB that accompanies this Information Statement.

PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma balance sheet of Famous Fixins gives effect to the Settlement of Debts and Asset Purchase Agreement between Famous Fixins and
Starbrand, LLC, a limited liability company, dated March 29, 2002, as if it had occurred on December 31, 2001; and the unaudited pro forma statement of operations of Famous Fixins gives effect to the divestiture of substantially all of its operations as if it had occurred January 1, 2001.

This pro forma financial information is based on the estimates and assumptions set forth herein and in the notes thereto, and has been prepared utilizing the financial statements and notes thereto appearing in Famous Fixins' annual filing of Form 10-KSB containing, among other information, Famous Fixins' 2001 audited financial statements.

The following unaudited pro forma financial information is presented for informational purposes only and is not necessarily indicative of (i) the results of operations of Famous Fixins that actually would have occurred had the
Settlement of Debts and Asset Purchase Agreement been consummated on the dates indicated or (ii) the results of operations of Famous Fixins that may occur or be obtained in the future. The following information is qualified in its entirety by reference to and should be read in conjunction with Action for
Settlement of Debts and Sale of Assets contained elsewhere herein, Famous
Fixins' 2001 audited financial statements in Form 10-KSB, including the notes thereto, and other historical information appearing elsewhere herein.

                               FAMOUS FIXINS, INC.

                        UNAUDITED PRO FORMA BALANCE SHEET
                                DECEMBER 31, 2001

                                                                       PRO FORMA
                                                                   ADJUSTMENTS - 1(a)
                                                                 ---------------------
                                                    HISTORICAL    DEBIT        CREDIT     PRO FORMA
                                                    ----------   -------      --------    ---------

                                   A S S E T S
                                   -----------

CURRENT ASSETS
--------------

   Cash and cash equivalents                        $  233,906   $    --      $233,906    $      --
   Accounts receivable, less $5,000 allowance
      for doubtful accounts                             70,122        --        70,122           --
   Merchandise inventory                               145,255        --       145,255           --
   Unused barter credits - current portion             124,960        --       124,960           --
   Prepaid expenses                                     55,551        --        55,551           --
   Due from officer/stockholder                         21,570        --        21,570           --
                                                    ----------                            ---------

     TOTAL CURRENT ASSETS                              651,364        --            --           --
                                                    ----------                            ---------

PLANT AND EQUIPMENT
-------------------

   Furniture and fixtures                               15,804        --       15,804            --
   Machinery and equipment                              28,777        --       28,777
                                                    ----------                            ---------
                                                        44,581        --           --            --
     Less: Accumulated depreciation                     21,329    21,329           --            --
                                                    ----------                            ---------

     NET PLANT AND EQUIPMENT                            23,252        --           --            --
                                                    ----------                            ---------

OTHER ASSETS
------------

   Deferred debenture issuance costs, net of
      accumulated amortization of $3,365                    33        --           --            33
   Unused barter credits - noncurrent portion           20,226        --       20,226            --
   Security deposits                                     6,482        --        6,482            --
                                                    ----------                            ---------

     TOTAL OTHER ASSETS                                 26,741        --           --            33
                                                    ----------                            ---------

                                                    $  701,357        --           --     $      33
                                                    ==========                            =========

See the accompanying notes to pro forma financial statements.

                                                                       PRO FORMA
                                                                   ADJUSTMENTS - 1(b)
                                                                 ---------------------
                                                    HISTORICAL    DEBIT        CREDIT      PRO FORMA
                                                    ----------   --------     --------    -----------

     LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
     ----------------------------------------------

CURRENT LIABILITIES
-------------------

   4% convertible debentures                        $1,500,000   $450,000     $     --    $1,050,000
   4% convertible debentures - premium payable          75,000     75,000 (2)       --            --
   5% convertible debentures, due October,
      2002 (principal amount - $33,975)                 33,850         --           --        33,850
   Accounts payable                                    226,473    226,473           --            --
   Accrued expenses                                    112,501     33,679           --        78,822
   Due to customers                                     30,772     30,772           --            --
   Deferred officer's compensation payable             118,861    118,861           --            --
   Franchise taxes payable                                 580         --           --           580
                                                    ----------                            ----------

     TOTAL CURRENT LIABILITIES                       2,098,037         --           --     1,163,252
                                                    ----------                            ----------

LONG-TERM LIABILITIES - Deferred rent                    3,160      3,160           --            --
---------------------                               ----------                            ----------

STOCKHOLDERS' EQUITY (DEFICIT)
------------------------------

   Common stock, $.001 par value per share:
      Authorized             25,000,000 shares
      Issued and outstanding 14,197,903 shares          14,197         --           --        14,197
   Additional paid-in capital                        4,116,803         --           --     4,116,803
   Accumulated deficit                              (5,506,840)        --      212,621    (5,294,219)
                                                    ----------                            ----------
                                                    (1,375,840)        --           --    (1,163,219)
      Less: Unused advertising barter credits
                   issued in exchange for common
                   stock                               (24,000)        --       24,000            --
                                                    ----------                            ----------

     TOTAL STOCKHOLDERS' EQUITY
        (DEFICIT)                                   (1,399,840)        --           --    (1,163,219)
                                                    ----------                            ----------

                                                    $  701,357         --           --    $       33
                                                    ==========                            ==========

See the accompanying notes to pro forma financial statements.

                               FAMOUS FIXINS, INC.

                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

                                                                         PRO FORMA
                                                                      ADJUSTMENTS -1(c)
                                                                  -------------------------
                                                   HISTORICAL       DEBIT         CREDIT          PRO FORMA
                                                   -----------    ----------    -----------      -----------

NET SALES                                          $ 1,451,465    $ 1,451,465   $      --        $      --
                                                   -----------                                   -----------

COST OF GOODS SOLD
   Merchandise inventory at beginning of year          321,116           --         321,116             --
   Purchases                                           666,602           --         666,602             --
   Other direct costs                                   76,813           --          76,813             --
                                                   -----------                                   -----------
                                                     1,064,531           --            --               --
      Less: Merchandise inventory at end of year       145,255        145,255          --               --
                                                   -----------                                   -----------
TOTAL COST OF GOODS SOLD                               919,276           --            --               --
                                                   -----------                                   -----------

GROSS PROFIT                                           532,189           --            --               --
                                                   -----------                                   -----------

OPERATING EXPENSES
   Selling expenses                                    314,512           --         314,512             --
   General and administrative expenses               1,057,025           --       1,012,025           45,000
   Impairment charge - unused barter credits           180,735           --         180,735             --
   Loss on disposal of plant and equipment                 883           --             883             --
                                                   -----------                                   -----------
TOTAL OPERATING EXPENSES                             1,553,155           --            --             45,000
                                                   -----------                                   -----------

OPERATING LOSS                                      (1,020,966)          --            --            (45,000)
                                                   -----------                                   -----------

OTHER INCOME (EXPENSE)
   Gain on sale of net assets                             --             --         137,621          137,621
   Waiver of premium on 4% convertible
      debentures                                          --             --          75,000           75,000
   Interest income                                       4,023          4,023          --
   Interest expense and financing costs                (69,973)          --          25,211          (44,762)
   Realized and unrealized loss on investments
      in marketable equity trading securities          (13,134)          --          13,134             --
                                                   -----------                                   -----------

TOTAL OTHER INCOME (EXPENSE)                           (79,084)          --            --            167,859
                                                   -----------                                   -----------

INCOME (LOSS) BEFORE PROVISION FOR
   FRANCHISE TAXES                                  (1,100,050)          --            --            122,859

PROVISION FOR FRANCHISE TAXES                              580           --            --                580
                                                   -----------                                   -----------

NET INCOME (LOSS)                                  $(1,100,630)          --            --        $   122,279
                                                   ===========                                   ===========

BASIC NET INCOME (LOSS) PER COMMON
   SHARE                                           $     (.078)          --            --        $      .009
                                                   ===========                                   ===========

See the accompanying notes to pro forma financial statements.

                               FAMOUS FIXINS, INC.
                             SELECTED FINANCIAL DATA

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS:

Note 1.     On March 29, 2002 Famous Fixins, Inc. (the "Company") entered into a
            "Settlement of Debts and Asset Purchase Agreement" pursuant to which the Company agreed to divest all of its operations and sell substantially all of its assets and certain specified liabilities to
            Starbrand in exchange for cancellation of $450,000 of its 4%
            convertible debentures.

            The Company's unaudited pro forma balance sheet as at December 31,
            2001 presented herein has been prepared as if the "Settlement of
            Debts and Asset Purchase Agreement" had been consummated on December
            31, 2001.

            The unaudited pro forma statement of operations of the Company gives effect to the divestiture of substantially all of its operations as if it had occurred on January 1, 2001.

            Pro forma adjustments have been made for the following:

            a.  To record the sale of all of the assets of the Company, except for those assets ($33) specifically associated with the $33,850
                5% convertible debenture.

            b.  To record the assignment to Starbrand of the liabilities of the
                Company, exclusive of $1,050,000 4% convertible debentures,
                $33,850 5% convertible debenture, accrued and unpaid interest on all debentures, and taxes specifically attributable to the
                Company.

            c.  To remove the operating results of the Company except for expenses which relate to assets and liabilities retained by the
                Company and to record the gain resulting from the sale
                transaction. Expenses includable in operating results are
                interest expense on $1,050,000 4% convertible debentures and
                $33,850 5% convertible debenture, continuing general and
                administrative expenses, and corporation tax expense.

Note 2.     Bond premium payable in the amount of $75,000 on the 4% $1,500,000 convertible debentures has been waived as a result of the extension of the maturity date by the bondholders.

Note 3.     The historical unaudited pro forma balance sheet and statement of operations were obtained from Form 10-KSB for the year ended
            December 31, 2001.

Note 4.     Net loss per common share was calculated under SFAS No. 128,
            "Earnings per Share". Basic net loss per share is computed by dividing the net loss by the weighted average outstanding shares of
            14,098,970 for the year ended December 31, 2001. No effect has been given to the conversion of warrants and debentures to common stock inasmuch as such conversions would be anti-dilutive.

Note 5.     The Company has maintained a full valuation allowance for possible tax credits, based on its net operating loss carryforward of approximately $2,426,000 incurred on historical operations.
            Consequently, no provision for income taxes is reflected in the pro forma statement of operations.

Note 6.     The unaudited pro-forma financial statements do not present the effect of any change which may occur in the authorized, issued and outstanding shares of the Company after December 31, 2001 from (i)
            the amendment of the Company's certificate of incorporation to increase the authorized capital shares; (ii) the exercise of outstanding stock options or; (iii) the conversion of outstanding convertible debentures.

                ACTION FOR INCREASING NUMBER OF AUTHORIZED SHARES

The holders of a majority of the shares of our outstanding common stock approved in writing an amendment to our Certificate of Incorporation to increase our authorized capital from 25, 000,000 shares to 200,000,000 shares.

The increase in authorized capital was approved by shareholders who deemed it advisable and in the company's best interests for reasons including the following

    o   to have available additional authorized shares of our common stock in an amount adequate to provide for our future needs.
    o   we may have future opportunities to engage in a private offering of our securities in order to raise additional capital and carry out our business objectives, however, our existing Certificate of Incorporation does not authorize a sufficient number of shares of common stock to close any such offering.
    o   we do not currently have a sufficient reserve of shares of common stock issuable to holders of options, warrants and other convertible securities, including upon conversion of our 4% convertible debentures.
        The increase in authorized shares will enable us to have a sufficient number of authorized shares of common stock to satisfy the conversion rights of the holders of our 6% convertible debentures.

In addition to any proposed private offering, we may from time to time consider acquisitions or other transactions which may require further issuance of shares of our common stock. Currently, there are no definitive agreements respecting any merger or consolidation with or acquisition of another business, or the sale or liquidation of Famous Fixins. However, a majority in interest of the shareholders believes that the increase in the number of authorized shares of common stock is in our best interest and that of our shareholders because additional shares of common stock will provide us with the ability to raise additional capital through a private offering.

Because of the Board of Directors' discretion in connection with an issuance of additional shares of our common stock, the Board of Directors may, under certain circumstances, possess timing and other advantages in responding to a tender offer or other attempt to gain control of us, which may make such attempts more difficult and less attractive. Any additional shares of common stock issued would have the same rights and privileges as the currently outstanding shares of common stock. For example, issuance of additional shares would increase the number of shares outstanding and could necessitate the acquisition of a greater number of shares by a person making a tender offer and could make such acquisition more difficult since the recipient of such additional shares may favor the incumbent management. Moreover, these advantages give the Board of
Directors the ability to provide any such holders with a veto power over actions proposed to be taken by the holders of our common stock. This could have the effect of insulating existing management from removal, even if it is in the best interest of the common shareholders. Our management is not aware of any existing or threatened efforts to obtain control of Famous Fixins.

The issuance of any additional shares of our common stock would also have the effect of diluting the equity interests of existing shareholders and the earnings per share of existing shares of common stock. Such dilution may be substantial, depending upon the number of shares issued.

The increase in the authorized capital shall be effective on or about May 6,
2002, twenty days after the mailing of this Information Statement, and the amendment to our Certificate of Incorporation will thereupon be filed.

                             ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission
("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at Judiciary Plaza, Room 1024,
450 Fifth Street, N.W., Washington, D.C., 20549. Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

We filed our annual report for the fiscal year ended December 31, 2001 on Form
10-KSB with the SEC. A copy of the annual report on Form 10-KSB, except for certain exhibits thereto, may be obtained, free of charge, upon written request by any shareholder to Famous Fixins, Inc., 250 W. 57th St., Suite 1112, New
York, New York 10107, Attention: Secretary. Copies of all exhibits to the annual report on Form 10-KSB are available upon a similar request, subject to payment of a $.50 per page charge to reimburse us for expenses in supplying any exhibit.

If you have any questions about the actions described in this Information
Statement, you may contact Mr. Bauer, our Secretary, at 250 W. 57th St., Suite
1112, New York, New York 10107.

                      INFORMATION INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference and to be a part hereof from the date of filing of such documents:

    o   Annual Report on Form 10-KSB for the fiscal year ended December 31,
        2001, a copy of which is enclosed herewith.
    o   All documents filed by Famous Fixins with the SEC pursuant to Sections
        13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this
        Information Statement and prior to the effective date of the action taken described herein.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any shareholder, to whom this Information Statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

                      DISTRIBUTION OF INFORMATION STATEMENT

The cost of distributing this Information Statement has been borne by us and certain shareholders that consented to the action taken herein. The distribution will be made by mail.

Pursuant to the requirements of the Exchange Act of 1934, as amended, the
Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

                                    By Order of the Board of Directors

                                    /s/ JASON BAUER, SECRETARY
                                    Jason Bauer, Secretary

April 2, 2002
New York, New York

                                                                       EXHIBIT 1

           [FORM OF SETTLEMENT OF DEBTS AND ASSET PURCHASE AGREEMENT]

    SETTLEMENT OF DEBTS AND ASSET PURCHASE AGREEMENT (this "Agreement"), entered into as of the ___ day of March, 2002, by and among FAMOUS FIXINS, INC., a New
York corporation (hereinafter, the "Seller"), STARBRAND, LLC, a limited liability company organized under the laws of the State of Delaware
(hereinafter, the "Buyer"), and the Investors signatory hereto under the heading
"Investors", (each an "Investor" and together the "Investors").

WITNESSETH:

    WHEREAS, the Seller has been unable to raise the required capital to continue its business in its present form and desires to divest all of its operations and sell substantially all of its assets;

    WHEREAS, the Seller desires to retire a substantial portion of the debt it has incurred which has hindered its operations;

    WHEREAS, the Buyer desires to purchase substantially all of the assets of the Seller and the Seller desires to sell such assets to the Buyer upon the terms and conditions hereinafter set forth;

    WHEREAS, the Investors desire to exchange the Exchanged Debentures for a
Class B Membership Interest in the Buyer; and

    WHEREAS, as additional consideration for the purchase of the Net Assets, the
Buyer shall surrender to the Seller for cancellation the Exchanged Debentures that the Buyer receives from the Investors.

    NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein set forth, the parties hereby covenant and agree as follows;

1. DEFINITIONS

    1.1 "Assets" shall mean all of the assets and properties, real, personal and mixed, including, without limitation, all licenses, copyrights, trademarks, tradenames, accounts receivable, equipment, inventory, barter credits and cash, marketable securities and other cash equivalents of the Seller as at the Closing Date.

    1.2 "Assignment and Assumption Agreement" shall mean the assignment and assumption agreement entered into between the Seller and the Buyer on or before the Closing in the form of Exhibit A hereto.

    1.3 "Bankruptcy Event" shall have the meaning ascribed to such term in
        Section 7.7.

    1.4 "Bill of Sale" shall have the meaning ascribed to such term in Section
        2.3, in the form of Exhibit B hereto.

    1.5 "Business" shall mean the business of the Seller as presently conducted as a going concern.

    1.6 "Class B Membership Interest" shall mean a membership interest in Buyer with such rights and privileges as set forth in the Operating Agreement.

    1.7 "Closing" shall have meaning ascribed to such term in Section 10.

    1.8 "Closing Date" shall have the meaning ascribed to such term in Section
        10.

    1.9 "Common Stock" shall have the meaning ascribed to such term in Section
        5.9.

    1.10 "Commission Documents" shall have the meaning ascribed to such term in
        Section 5.7.

    1.11 "Convertible Debentures" shall mean the 4% convertible debentures of the Seller issued to the Investors on November 7, 2000, pursuant to the
        Purchase Agreement.

    1.12 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

    1.13 "Exchanged Debentures" shall have the meaning ascribed to such term in
        Section 3.1.

    1.14 "Excluded Assets" shall mean the Assets set forth on Schedule X attached hereto.

    1.15 "Excluded Liabilities" shall mean the Liabilities set forth on Schedule
        Y attached hereto.

    1.16 "GAAP" shall mean U.S. generally accepted accounting principles.

    1.17 "Information Statement" shall have the meaning ascribed to such term in
        Section 7.7.

    1.18 "Liabilities" shall mean all debts, accrued liabilities, accrued expenses, accounts payable, obligations, costs, expenses and contingencies of the Seller which exist or have been accrued as at the
        Closing Date.

    1.19 "Net Assets" shall mean all Assets other than the Excluded Assets.

    1.20 "Net Liabilities" shall mean all Liabilities other than the Excluded
        Liabilities.

    1.21 "Operating Agreement" shall mean the Buyer's Operating Agreement, substantially in the form of Exhibit C attached hereto.

    1.22 "Purchase Agreement" shall mean that certain Convertible Debenture and
        Warrants Purchase Agreement, dated October 27, 2000 among the Seller and the Investors.

    1.23 "SEC" shall mean the Securities and Exchange Commission.

    1.24 "Shareholders' Consents" shall have the meaning ascribed to such term in Section 5.10.

2.  ACQUISITION OF THE ASSETS AND ASSUMPTION OF LIABILITIES

    2.1 Transfer of Assets. Subject to the terms and conditions set forth in this Agreement and in reliance upon the representations and warranties herein set forth, at the Closing, the Seller shall sell, assign, transfer, convey and deliver all of the Seller's right, title and interest in the Net Assets and the Business to the Buyer.

    2.2 Assumption of Liabilities. Pursuant to an Assignment and Assumption
        Agreement, substantially in the form attached hereto as Exhibit A, and as further consideration for the purchase and sale of the Net Assets, the Buyer shall, from and after the Closing Date, assume all Net
        Liabilities.

    2.3 Bill of Sale. On the Closing Date, Seller shall deliver to the Buyer a bill of sale, deed and such other documents and instruments of conveyance ("Bill of Sale") which shall be necessary to vest in the
        Buyer good and marketable title to the Net Assets.

    2.4 Books and Records. From and after the Closing Date, the Buyer shall provide the Seller and their representatives such information as the
        Seller reasonably requires for its reporting obligations under the securities laws pursuant to Section 7.6.

    2.5 Excise Taxes. All sales and documentary and transfer taxes arising out of the sale of the Net Assets hereunder and all charges for or in connection with the recording of any document or instrument herein provided shall be paid by the Buyer.

3.  EXCHANGE AND CANCELLATION OF CONVERTIBLE DEBENTURES

    3.1 Exchange of Convertible Debentures. At the Closing, the Investors,
        severally and not jointly, agree to exchange with the Buyer, in the aggregate, US$450,000 principal amount of the Convertible Debentures
        (the "Exchanged Debentures") for, in the aggregate, all of the Buyer's
        Class B Membership Interests in the manner set forth in the Operating
        Agreement. At the Closing, each Investor shall deliver to the Buyer the principal amount of Exchanged Debentures set forth on the signature pages hereto, the Buyer and the Investors shall deliver the fully executed Operating Agreement and the Investors shall each receive a receipt evidencing each such Investor's Class B Membership Interest.

    3.2 Cancellation of Buyer's Interest in Convertible Debentures. At the
        Closing, as additional consideration for the purchase of the Net Assets, the Buyer shall surrender the Exchanged Debentures to the Seller for immediate cancellation. The Buyer acknowledges and agrees that, effective upon surrender of the Exchanged Debentures, the Seller shall be released and discharged from any and all actions, causes of actions, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law or equity relating to the Exchanged
        Debentures.

4. FURTHER ASSURANCES

    From time to time from and after the Closing, the parties hereto shall execute and deliver, or cause to be executed and delivered, any and all such further agreements, certificates and other instruments, and shall take or cause to be taken any and all such further action, as any of the parties may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Agreement.

5. REPRESENTATIONS AND WARRANTIES OF SELLER

    The Seller, by its execution of this Agreement, does hereby acknowledge and agree that Buyer is intimately familiar with the Business and financial condition of the Seller. Accordingly, except as otherwise expressly set forth in this Section 5, neither the Seller nor any other officer, director, stockholder or affiliate of the Seller shall make any representation or warranty to the
Buyer or any other person firm or corporation, pursuant to this Agreement.
Subject to the foregoing and except as set forth on the disclosure schedules attached hereto, the Seller hereby represents and warrants as follows:

    5.1 Valid and Binding Agreement. The Seller has full legal right, power and authority to execute and deliver this Agreement and has the full legal right, power and authority to consummate the transactions contemplated hereby. This Agreement is enforceable against the Seller in accordance with its terms, except to the extent limited by bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally, and except that the remedy of specific performance or similar equitable relief is available only at the discretion of the court before which enforcement is sought.

    5.2 Organization, Good Standing and Qualification. The Seller: (a) is a
        corporation duly organized, validly existing and in good standing under the laws of the State of New York; and (b) has all necessary corporate power and authority to carry on its respective business and to own, lease and operate its properties.

    5.3 Subsidiaries. The Seller does not own, directly or indirectly, any stock or other equity securities of any corporation or entity, or have any direct or indirect equity or ownership interest in any person, firm, partnership, corporation, venture or business.

    5.4 Compliance with Laws.

        a)  To the best of Seller's knowledge, the Seller is, and has been at all times during the three (3) year period prior to the date hereof, in compliance with all domestic, foreign, federal, state, local and municipal laws and ordinances and governmental rules and regulations and all requirements of insurance carriers, applicable to its business, affairs, properties or assets.

        b)  To the best of Seller's knowledge, neither the Seller nor any of its directors, officers or employees, has received any written notice of default or violation, nor, to the best of Seller's knowledge, is the
            Seller or any of its directors, officers or employees in default or violation, with respect to any judgment, order, writ, injunction, decree, demand or assessment issued by any court or any federal, state, local, municipal or other governmental agency, board, commission, bureau, instrumentality or department, domestic or foreign, relating to any aspect of the Seller's Business, affairs, properties or assets. Neither Seller, nor, to the best of Seller's knowledge, any of its directors, officers or employees, has received written notice of, been charged with, or is under investigation with respect to, any violation of any provision of any federal, state, local, municipal or other law or administrative rule or regulation, domestic or foreign, relating to any aspect of the Seller's
            Business, affairs, properties or the Assets, which violation would have a material adverse effect on the Seller, the Business or any material portion of the Assets.

    5.5 Litigation. Except as disclosed in the Commission Documents, there is no suit, action, arbitration, or legal, administrative or other proceeding or governmental investigation (including, without limitation, any claim alleging the invalidity, infringement or interference of any patent, patent application, or rights thereunder owned or licensed by the
        Seller) pending, or to the best knowledge of the Seller, threatened, by or against the Seller or any of its assets or properties. The Seller is not aware of any state of facts, events, conditions or occurrences which might properly constitute grounds for or the basis of any suit, action, arbitration, proceeding or investigation against or with respect to the
        Seller.

    5.6 Transactions with Affiliates. No asset employed or used in any of the
        Business of the Seller is owned by, leased from or leased to Seller, or any other partnership, corporation or trust formed, owned or operated for Seller's benefit, or any officer, director or employee of the Seller or any affiliate of the Seller.

    5.7 Commission Documents, Financial Statements. The common stock of the
        Seller (the "Common Stock") is registered pursuant to Section 12(g) of the Exchange Act, and the Seller has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange
        Act, including material filed pursuant to Section 13(a) or 15(d) of the
        Exchange Act (the "SEC Documents"), and the Seller has filed with the
        SEC its Form 10-KSB for the year ended December 31, 2001 (the Seller's
        SEC Documents, including filings incorporated by reference therein, herein referred to as the "Commission Documents"). The Commission
        Documents complied in all material respects with the requirements of the
        Exchange Act and the rules and regulations of the Commission promulgated thereunder, and do not contain any material untrue statement of a material fact or omit to state a material fact materially required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading. The financial statements of the Seller included in the
        Commission Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable thereto or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Seller as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

    5.8 Consent of Seller's Shareholders. By written consents in lieu of a meeting dated March __, 2002, the Seller's shareholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of such date have duly voted in favor of the following actions:

        a)  sale by the Seller of the Net Assets to the Buyer, in exchange for the assumption by the Buyer of the Net Liabilities; and

        b)  amendment of Seller's Certificate of Incorporation to increase the authorized number of shares of Common Stock that the Seller may issue from 25,000,000 to 200,000,000.

        c)  Having sufficient voting power to approve such proposals through such shareholders' ownership of the capital stock, no other consents will be solicited in connection with the aforementioned actions.
            Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions will not be effective until 20 days after the date the Information Statement is mailed to the Seller's
            shareholders. An executed copy of all such written consents, duly certified by an officer of the Seller, is attached hereto as Exhibit
            D ("Shareholders' Consents").

    5.9 Liabilities. Set forth on the disclosure schedules is a true, correct and complete list of all of the material Liabilities and the names and addresses of the creditors of the Seller.

6. REPRESENTATIONS AND WARRANTIES OF THE BUYER

    Except as set forth on the disclosure schedules attached hereto, the Buyer represents and warrants to the Seller and the Investors as follows:

    6.1 Valid and Binding Agreement. The Buyer has full legal right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligations of the Buyer, enforceable against the
        Buyer in accordance with their respective terms, except to the extent limited by bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally, and except that the remedy of specific performance or similar equitable relief is available only at the discretion of the court before which enforcement is sought.

    6.2 Organization, Good Standing and Qualification. The Buyer: (a) is a
        limited liability company validly existing under the laws of the State of Delaware, (b) is not required, by the nature of its properties or business, to be qualified to do business as a foreign entity or corporation in any foreign jurisdiction except New York upon the
        Closing.

    6.3 Issuance of Class B Membership Interest. The Class B Membership
        Interests to be issued under this Agreement and the Operating Agreement have been duly authorized by all necessary action required under applicable law, when paid for and issued in accordance with the terms hereof, the Class B Membership Interests shall be validly issued and outstanding, fully paid and non-assessable, and the Investors shall be entitled to all rights accorded to a holder of the Class B Membership
        Interest under the Operating Agreement and applicable law. The Class B
        Membership Interest issued hereunder shall be free from restrictions on transfer other than restrictions on transfer under this Agreement, the
        Operating Agreement and applicable federal, state, local and foreign securities laws.

    6.4 Litigation. No litigation or administrative proceeding of or before any court, tribunal or government entity is presently pending, or, to the knowledge of the Buyer, threatened against the Buyer or any properties of the Buyer or with respect to this Agreement, which, if adversely determined, could have a material adverse effect on the Buyer or which would draw into question the validity of this Agreement.

7. ADDITIONAL AGREEMENTS OF THE PARTIES

    7.1 Confidentiality. Notwithstanding anything to the contrary contained in this Agreement, and subject only to any disclosure requirements which may be imposed upon the parties hereto under applicable state or federal securities laws, it is expressly understood and agreed by the parties that (i) this Agreement and the conversations, negotiations and transactions relating hereto and/or contemplated hereby, and (ii) all financial information, business records and other non-public information concerning the Seller and the Buyer which the Buyer, Seller or their representatives has received or may hereafter receive, shall be maintained in the strictest confidence by the parties hereto, and shall not be disclosed to any person that is not associated or affiliated with the Buyer or the Seller and involved in the transactions contemplated hereby, without the prior written approval of the parties hereto, except to the extent required by law or regulation, or the extent such information becomes generally available to the public. Subject to the foregoing, the parties hereto shall use their best efforts to avoid disclosure of any of the foregoing or undue disruption of any of the business operations or personnel of the other parties hereto.

    7.2 Additional Agreements and Instruments. On or before the Closing Date, the parties shall execute, deliver and file all exhibits, agreements, certificates instruments and other documents, not inconsistent with the provisions of this Agreement, which, in the opinion of counsel to the parties hereto, shall reasonably be required to be executed, delivered and filed in order to consummate the transactions contemplated by this
        Agreement.

    7.3 Non-Interference. The parties hereto shall not cause to occur any act, event or condition which would cause any of their respective representations and warranties made in this Agreement to be or become untrue or incorrect in any material respect as of the Closing Date, or would interfere with, frustrate or render unreasonably expensive the satisfaction by the other party or parties of any of the conditions precedent set forth in this Agreement.

    7.4 Reporting and Compliance with the Law. From the date hereof through the
        Closing Date, the Seller shall duly and timely file all tax returns required to be filed with the proper authorities and duly observe and conform, in all material respects, to all applicable laws and orders.
        The Seller has applied for an extension of time in connection with its
        2001 year end tax returns, and in the event that the Seller has not completed such prior to the Closing Date, the Buyer shall cooperate with the Seller to file such tax returns as soon as practicable thereafter.

    7.5 No Bankruptcy Filing or Pending Acquisition. The Buyer hereby covenants and agrees that as at the date hereof and on the Closing Date: (a) the
        Buyer has no present intention to effect any assignment for the benefit of creditors or filing under the federal Bankruptcy Act or any state law affecting creditors and debtors, whether voluntary or involuntary (a
        "Bankruptcy Event"); and (b) there is not pending or contemplated by the
        Buyer, the acquisition of the securities or assets of any person, firm or corporation, or any joint venture or other material transaction with any such person, firm or corporation which has not been fully disclosed in writing to the other parties.

    7.6 Preparation of Financial and SEC Documents. After the Closing Date,
        Buyer agrees to use reasonable efforts to cooperate with the Seller in the preparation of the Seller's SEC Documents for a reasonable period of time hereafter.

    7.7 Information Statement. Within three business days following the date hereof, the Seller shall file a preliminary Information Statement relating to the transactions contemplated by this Agreement with the SEC
        (the "Information Statement") and upon clearance from the SEC, the
        Seller shall, within five business days of such clearance, distribute the definitive Information Statement to the Seller's shareholders in compliance with Rule 14c-2 under the Exchange Act. The Information
        Statement and the delivery thereof will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder.

    7.8 Corporate Action. Prior to the Closing, the Seller shall file such certificates or other documents in order to effectuate the matters contemplated by the Shareholders' Consents.

8. CONDITIONS PRECEDENT TO BUYER'S PERFORMANCE

    In addition to the fulfillment of the parties' agreements in Section 7 above, the obligations of Buyer to consummate the transactions contemplated by this Agreement are further subject to the satisfaction, on or before the Closing
Date, of all the following conditions, any one or more of which may be waived in writing by the Buyer:

    8.1 Accuracy of Representations and Warranties All representations and warranties made by Seller in this Agreement, in any schedule(s) hereto, and/or in any written statement delivered to the Buyer under this
        Agreement shall be true and correct in all material respects on and as of the Closing Date as though such representations and warranties were made on and as of such dates.

    8.2 Performance. The Seller and the Investors shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by them on or before the Closing Date.

    8.3 Certification. The Buyer shall have received a certificate, dated as of the Closing Date, signed by the Seller, certifying, in such detail as the Buyer and its counsel may reasonably request, that the conditions specified in Sections 8.1 and 8.2 above have been fulfilled.

    8.4 Resolutions. The Buyer shall have received certified consents of the
        Board and shareholders of the Seller in form reasonably satisfactory to counsel for the Buyer, authorizing the execution, delivery and performance of this Agreement, and all actions to be taken by the Seller hereunder.

    8.5 Absence of Litigation. No action, suit or proceeding by or before any court or any governmental body or authority, against the Seller or pertaining to the transactions contemplated by this Agreement or their consummation, not disclosed in the Commission Documents, shall have been instituted on or before the Closing Date, which action, suit or proceeding would, if determined adversely, (a) have a material adverse effect on the Seller, its Business or any material portion of its assets, (b) impair the ability of the Seller to deliver all of the
        Assets to the Buyer in accordance with the terms of this Agreement, or
        (c) impair the ability of the Buyer to consummate its acquisition of the
        Assets.

    8.6 Consents. All necessary disclosures to and agreements and consents of
        (a) any parties to any material contracts and/or licensing authorities which are material to the Seller's Business, and (b) any governmental authorities or agencies to the extent required in connection with the transactions contemplated by this Agreement, shall have been obtained and true and complete copies thereof delivered to the Buyer.

    8.7 Proceedings and Instruments Satisfactory. All proceedings, corporate or other, to be taken in connection with the transactions contemplated by this Agreement, and all documents incidental thereto, shall be reasonably satisfactory in form and substance to the Buyer and its counsel.

    8.8 Satisfaction of Agreements. All of the obligations and agreements of
        Seller specified in Section 7 shall have been satisfied by Seller to the reasonable satisfaction of the Buyer.

9.  CONDITIONS PRECEDENT TO SELLER'S AND INVESTORS' PERFORMANCE

    In addition to the fulfillment of the parties' agreements in Section 7 above, the obligations of Seller and the Investors to consummate the transactions contemplated by this Agreement are further subject to the satisfaction, at or before the Closing Date of all of the following conditions, any one or more of which may be waived in writing by the Seller and the
Investors:

    9.1 Accuracy of Representations and Warranties. All representations and warranties made by the Buyer in this Agreement and/or in the written statement delivered by the Buyer under this Agreement shall be true and correct in all material respects on and as of the Closing Date as though such representations and warranties were made on and as of such dates.

    9.2 Performance. The Buyer shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer on or before each of the Closing Date.

    9.3 Certification. The Seller shall have received a certificate, dated the each of the Closing Date, signed by the Buyer certifying, in such detail as the Seller and its counsel may reasonably request, that the conditions specified in Sections 9.1 and 9.2 above have been fulfilled.

    9.4 Resolutions. The Seller shall have received certified resolutions of the managing member of the Buyer, in form reasonably satisfactory to counsel for the Seller, authorizing the execution, delivery and performance of this Agreement and all actions to be taken by the Buyer hereunder.

    9.5 Proceedings and Instruments Satisfactory. All proceedings to be taken in connection with the transactions contemplated by this Agreement, and all documents incidental thereto, shall be reasonably satisfactory in form and substance to the Seller and its counsel.

    9.6 Satisfaction of Agreements. All of the obligations and agreements of the
        Buyer specified in Section 7 shall have been satisfied by the Buyer to the reasonable satisfaction of Seller.

    9.7 Approval of Seller's Stockholders. This Agreement and all of the
        transactions contemplated hereby and pursuant to the Information
        Statement shall have been duly approved, adopted and ratified by a sufficient number of the votes of the shareholders of the Seller.

    9.8 Representations. At or prior to the Closing, the Investors shall have received documents as the Investors or its counsel shall reasonably require incident to the Closing to confirm the representations and warranties of the other parties.

    9.9 Consent of Creditors. At or prior to the Closing, the Seller shall have obtained the written consent of substantially all of the creditors set forth on Schedule 5.9 attached hereto, in a form reasonably satisfactory to the Investors, to the terms of the Assignment and Assumption
        Agreement.

10. CLOSING

    10.1 Closing Date. Unless this Agreement shall be terminated pursuant to
        Section 11 below, the delivery of all consideration, documents and instruments required pursuant to this Agreement and set forth below to be executed and delivered (the "Closing"), shall take place at the offices of Feldman Weinstein LLP, 36 West 44th Street, New York, New
        York 10036, or such other location in New York, New York or elsewhere as agreed to between the parties, on such date as shall be more than 23 calendar days from the date the Information Statement shall have been mailed to the Seller's shareholders in compliance with Rule 14c-2 under the Exchange Act; provided, however, that in no event shall the Closing
        Date be later than 60 calendar days from the date hereof without the written consent of all parties hereto (the date of the Closing being referred to in this Agreement as the "Closing Date").

    10.2 Closing Deliveries. At the Closing, the following documents shall be delivered by the respective parties, unless waived by all of the parties hereto:

        a)  Fully executed original of this Agreement and the disclosures attached hereto;
        b)  Fully executed original Operating Agreement;
        c)  Receipt of all Class B Membership Interests issued to the Investors from the Buyer;
        d)  Exchanged Debentures duly assigned to the Buyer;
        e)  Duly executed notice to the Buyer surrendering the Exchanged
            Debentures for cancellation upon receipt thereof;
        f)  Duly executed Assignment and Assumption Agreement;
        g)  Duly executed Bill of Sale;
        h)  President's Certificate of Seller substantially in the form of
            Exhibit E attached hereto;
        i)  Managing Member's Certificate of Buyer substantially in the form of
            Exhibit E attached hereto;
        j)  Documents as required pursuant to Section 9.8; and
        k)  Copies of the executed written consents of the Seller's creditors as required pursuant to Section 9.9.

11. TERMINATION OF AGREEMENT

    11.1 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing
        Date:

        a)  by the mutual written consent of all of the parties hereto;

        b)  by any party, if: (i) a material breach shall exist with respect to the written representations and warranties made by another party or parties, as the case may be, (ii) another party shall fail to perform any covenant or agreement on their part to be performed hereunder, or shall take any action prohibited by this Agreement, if such actions shall or may have a material adverse effect on the
            Seller and/or the transactions contemplated hereby, (iii) another party shall not have furnished, upon reasonable notice therefor, such certificates and documents required in connection with the transactions contemplated hereby and matters incidental thereto as it or they shall have agreed to and matters incidental thereto as it or they shall have agreed to furnish, and it is reasonably unlikely that the other party will be able to furnish such item(s) prior to
            May 31, 2002, or (iv) any consent of any third party to the transactions contemplated hereby (whether or not the necessity of which is disclosed herein or in any Schedule hereto) is reasonably necessary to prevent a default under any outstanding material obligation of Seller or the Buyer, and such consent is not obtainable without material cost or penalty (unless the party or parties not seeking to terminate this Agreement agree or agrees to pay such cost or penalty); or

        c)  by any party, at any time on or after May 31, 2002, if the transactions contemplated to be consummated at the Closing shall not have been consummated prior thereto, and the party or parties directing termination shall not then be in breach or default of any obligations imposed upon such party by this Agreement.

        11.2 Effect of Termination of Agreement. In the event of termination of this Agreement pursuant to Section 11.1(a), no party to this
            Agreement shall have any liability to the other for the termination of this Agreement. In the event of termination by any party as provided in this Section 11.1(b), prompt written notice shall be given to the other party.

12. INDEMNIFICATION

    12.1 General.

        a)  SELLER. The Seller hereby agrees to defend, indemnify and hold harmless the Buyer from, against and in respect of any and all claims, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorneys' fees (collectively "Losses"), that the Buyer may incur, sustain or suffer as a result of the failure of the
            Seller to perform any of the covenants and agreements of the Seller contained in this Agreement on the Closing Date or thereafter except to the extent such failure results from the actions or omissions of the Buyer or its nominees or representatives (hereinafter referred to as "Seller Covenant Losses").

        b)  THE BUYER. The Buyer does hereby agree to defend, indemnify and hold harmless the Seller and the Investors from, against and in respect of any and all Losses that the Seller or the Investors many incur, sustain or suffer as a result of:

            (i) a breach of any of the representations, and warranties of the
                Buyer which are contained in Article 6 of this Agreement
                (hereinafter referred to as "Buyer Breach of Warranty Losses");
                or

            (ii) the failure of the Buyer to perform any of the covenants and agreements of Buyer contained in this Agreement on the Closing
                Date or thereafter (hereinafter referred to as "Buyer Covenant
                Losses").

    12.2 Limitations on Breach of Warranty Losses.

        a)  Anything elsewhere contained in this Agreement to the contrary notwithstanding, except for any Losses involving a finding by any court of competent jurisdiction (from which no appeal can or has been taken) that statutory or common law fraud has been committed by the Buyer, any affiliate of the Buyer, the Buyer shall not be liable with respect to any Buyer Breach of Warranty Losses unless and until the aggregate amount of all such Buyer Breach of Warranty Losses incurred by the Seller or the Investors shall exceed the sum of
            $5,000 (the "Basket").

        b)  The provisions of Section 12.2(a) shall apply only to a Buyer Breach of Warranty Losses. In the event that any Seller Covenant Losses or
            Buyer Covenant Losses shall occur and shall be continuing at any time from and after the Closing Date, the injured party or parties shall have all applicable remedies at law or in equity available to it, as are provided in this Agreement, without regard to any Basket.

        12.3 Claims for Indemnity. Whenever a claim shall arise for which any party shall be entitled to indemnification hereunder, the
            indemnified party shall notify the indemnifying party in writing within sixty (60) days of the indemnified party's first receipt of notice of, or the indemnified party's obtaining actual knowledge of, such claim, and in any event within such shorter period as may be necessary for the indemnifying party or parties to take appropriate action to resist such claim. Such notice shall specify all facts known to the indemnified party giving rise to such indemnity rights and shall estimate (to the extent reasonably possible) the amount of potential liability arising therefrom. If the indemnifying party shall be duly notified of such dispute, the parties shall attempt to settle and compromise the same or may agree to submit the same to arbitration or, if unable or unwilling to do any of the foregoing, such dispute shall be settled by appropriate litigation, and any rights of indemnification established by reason of such settlement compromise, arbitration or litigation shall promptly thereafter be paid and satisfied by the indemnifying party or parties obligated to make indemnification hereunder.

        12.4 Right to Defend. If the facts giving rise to any claim for indemnification shall involve any actual or threatened action or demand by any third party against the indemnified party or any of its affiliates, the indemnifying party or parties shall be entitled
            (without prejudice to the indemnified party's right to participate at its own expense through counsel of its own choosing), at its expense and through a single counsel of its own choosing, to defend or prosecute such claim in the name of the indemnifying party or parties, or any of them, or if necessary, in the name of the indemnified party. In any event, the indemnified party shall give the indemnifying party advance written notice of any proposed compromise or settlement of any such claim. If the remedy sought in any such action or demand is solely money damages, the indemnifying party shall have fifteen (15) days after receipt of such notice of settlement to object to the proposed compromise or settlement, and if the indemnifying party does so object, the indemnifying party shall be required to undertake, conduct and control, through counsel of its own choosing and at its sole expense, the settlement or defense thereof, and the indemnified party shall cooperate with the indemnifying party in connection therewith.

    12.5 Resolution of Disputes.

        a)  This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made in
            New York by persons domiciled in New York City and without regard to its principles of conflicts of laws. Each party hereto agrees to submit themselves to the IN PERSONAM jurisdiction of the state and federal courts situated within the Southern District of the State of
            New York with regard to any controversy arising out of or relating to this Agreement. The non-prevailing party to any dispute hereunder shall pay the expenses of the prevailing party, including reasonable attorneys' fees, in connection with any such dispute.

        b)  Notwithstanding Section 12.5(a) above, in the event that any actual or anticipatory breach of any covenant and agreement contained herein by any one or more party may cause irreparable damage to any other parties hereto for such actually or potentially damaged party would have no adequate remedy at law, the aggrieved party or parties may immediately apply to any court of competent jurisdiction for a temporary restraining order or such other preliminary or permanent injunctive or interim relief as may be deemed appropriate by such court.

13. COSTS

    13.1 Finder's or Broker's Fees. Each of the Buyer and the Seller represents and warrants that neither it nor any of its respective affiliates has dealt with any broker or finder in connection with any of the transactions contemplated by this Agreement, and no broker or other person is entitled to any commission or finder's fee in connection with any of these transactions.

    13.2 Expenses. The parties shall each pay all costs and expenses incurred or to be incurred by them, respectively, in negotiating and preparing this
        Agreement and in closing and carrying out the transactions contemplated by this Agreement, except to the extent set forth in Schedule Y.

14. FORM OF AGREEMENT

    14.1 Effect of Headings. The Section headings used in this Agreement and the titles of the Schedules hereto are included for purposes of convenience only, and shall not affect the construction or interpretation of any of the provisions hereof or of the information set forth in the disclosure schedules.

    14.2 Entire Agreement; Waivers. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof, and supersedes all prior agreements or understandings as to such subject matter. No party hereto has made any representation or warranty or given any covenant to the other except as set forth in this Agreement. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

    14.3 Counterparts. This Agreement may be executed simultaneously in any number of counterparts; each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
        Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original.

15. PARTIES

    15.1 Parties in Interest. Nothing in this Agreement, whether expressed or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns, nor is anything in this Agreement intended to relieve or discharge the obligations or liability of any third persons to any party to this Agreement.

    15.2 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date of service if served personally on the party to whom notice is to be given, or if given by facsimile transmission to the number indicated below, or (ii) on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

                           If to the Buyer:

                                    STARBRAND, LLC
                                    [ADDRESS]

                           If to Seller:

                                    Famous Fixins, Inc.
                                    2500 W. 57th Street, Suite 1112
                                    New York, NY  10107
                                    Attention: Jason Bauer, President

                           If to the Investors:

                                    As set forth on the signature page hereto.

        or to such other address as either party shall have specified by notice in writing given to the other party.

16. MISCELLANEOUS

    16.1 Amendments and Modifications. No amendment or modification of this
        Agreement shall be valid unless made in writing and signed by the party to be charged therewith.

    16.2 Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

    16.3 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement should be prohibited or invalid under applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                               *******************

    IN WITNESS WHEREOF, the parties have executed this Agreement on and as of the date first set forth above.

                                             FAMOUS FIXINS, INC.

                                             By:_____________________________
                                                   Name:
                                                   Title:

                                             STARBRAND, LLC

                                             By:_____________________________
                                                   Name:
                                                   Title:

                                             INVESTORS:

Address:                                     ROSEWORTH GROUP, LTD
---------
C/o Beacon Capital Management
Harbour House, 2nd Floor
Waterfront Drive                             By:_____________________________
Road Town, Tortola, BVI                             Name:
Principal Amount of Exchanged Debentures:           Title:
$195,000

Address:                                     AUSTOST ANSTALT SCHAAN
---------
Landstrasse 163
9494 Furstenweg
Vaduz, Liechtenstein                         By:_____________________________
Principal Amount of Exchanged Debentures:            Name:
$112,000                                             Title:

Address:                                     BALMORE FUNDS, S.A
--------
Trident Chambers
Road Town, Tortola, BVI
Principal Amount of Exchanged Debentures     By:_____________________________
$143,000                                             Name:
                                                     Title:

                                   SCHEDULE X

1.  any claims for tax refunds, tax loss carryforwards or carrybacks or tax credits of any kind applicable to the Business, income (loss) or Assets of the Seller prior to the Closing Date.
2.  the stock book, minute book, stock records, transfer sheets and other corporate records of the Seller.

                                   SCHEDULE Y

1.  Outstanding principal and interest of the Convertible Debentures, excluding
    $450,000 Exchanged Debentures; and
2.  Outstanding principal and interest of the Seller's non-convertible promissory notes issued to Roseworth Group Limited and Alpha Capital AG.
3.  Outstanding principal and interest of Seller's 4% convertible debentures issued to AMRO International, S.A.
4.  Notwithstanding Section 13.2 of the Agreement, the reasonable legal, accounting and SEC disclosure related fees, including filing fees, mailing costs, or other expenses which were and will reasonably be incurred in connection with this transaction, including Commission Documents less
    $20,000 to be paid by the Buyer; provided the Investors have given their prior written consent to the payment by the Seller of such fees.

                              DISCLOSURE SCHEDULES

[to be provided]

                                                                       EXHIBIT 2

                         SHAREHOLDER DISSENTER'S RIGHTS

Section 910. Right of shareholder to receive payment for shares upon merger or consolidation, or sale, lease, exchange or other disposition of assets, or share exchange

(a) A shareholder of a domestic corporation shall, subject to and by complying with section 623 (Procedure to enforce shareholder's right to receive payment for shares), have the right to receive payment of the fair value of his shares and the other rights and benefits provided by such section, in the following cases:

    (1) Any shareholder entitled to vote who does not assent to the taking of an action specified in clauses (A), (B) and (C).

        (A) Any plan of merger or consolidation to which the corporation is a party; except that the right to receive payment of the fair value of his shares shall not be available:

            (i) To a shareholder of the parent corporation in a merger authorized by section 905 (Merger of parent and subsidiary corporations), or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations); or

            (ii) To a shareholder of the surviving corporation in a merger authorized by this article, other than a merger specified in subclause
        (i), unless such merger effects one or more of the changes specified in subparagraph (b) (6) of section 806 (Provisions as to certain proceedings) in the rights of the shares held by such shareholder;

            (iii) Notwithstanding subclause (ii) of this clause, to a
        shareholder for the shares of any class or series of stock, which shares or depository receipts in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the plan of merger or consolidation, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the
        National Association of Securities Dealers, Inc.

                  (B) Any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation which requires shareholder approval under section 909 (Sale, lease, exchange or other disposition of assets) other than a transaction wholly for cash where the shareholders' approval thereof is conditioned upon the dissolution of the corporation and the distribution of substantially all of its net assets to the shareholders in accordance with their respective interests within one year after the date of such transaction.

                  (C) Any share exchange authorized by section 913 in which the corporation is participating as a subject corporation; except that the right to receive payment of the fair value of his shares shall not be available to a shareholder whose shares have not been acquired in the exchange or to a shareholder for the shares of any class or series of stock, which shares or depository receipt in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the plan of exchange, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

        (2) Any shareholder of the subsidiary corporation in a merger authorized by section 905 or paragraph (c) of section 907, or in a share exchange authorized by paragraph (g) of section 913, who files with the corporation a written notice of election to dissent as provided in paragraph (c) of section 623.

        (3) Any shareholder, not entitled to vote with respect to a plan of merger or consolidation to which the corporation is a party, whose shares will be canceled or exchanged in the merger or consolidation for cash or other consideration other than shares of the surviving or consolidated corporation or another corporation.

SECTION 623. PROCEDURE TO ENFORCE SHAREHOLDER'S RIGHT TO RECEIVE PAYMENT FOR
SHARES

    (a) A shareholder intending to enforce his right under a section of this chapter to receive payment for his shares if the proposed corporate action referred to therein is taken shall file with the corporation, before the meeting of shareholders at which the action is submitted to a vote, or at such meeting but before the vote, written objection to the action. The objection shall include a notice of his election to dissent, his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken. Such objection is not required from any shareholder to whom the corporation did not give notice of such meeting in accordance with this chapter or where the proposed action is authorized by written consent of shareholders without a meeting.

    (b) Within ten days after the shareholders' authorization date, which term as used in this section means the date on which the shareholders' vote authorizing such action was taken, or the date on which such consent without a meeting was obtained from the requisite shareholders, the corporation shall give written notice of such authorization or consent by registered mail to each shareholder who filed written objection or from whom written objection was not required, excepting any shareholder who voted for or consented in writing to the proposed action and who thereby is deemed to have elected not to enforce his right to receive payment for his shares.

    (c) Within twenty days after the giving of notice to him, any shareholder from whom written objection was not required and who elects to dissent shall file with the corporation a written notice of such election, stating his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares. Any shareholder who elects to dissent from a merger under section 905 (Merger of subsidiary corporation) or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations) or from a share exchange under paragraph (g)
of section 913 (Share exchanges) shall file a written notice of such election to dissent within twenty days after the giving to him of a copy of the plan of merger or exchange or an outline of the material features thereof under section
905 or 913.

    (d) A shareholder may not dissent as to less than all of the shares, as to which he has a right to dissent, held by him of record, that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.

    (e) Upon consummation of the corporate action, the shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights under this section. A notice of election may be withdrawn by the shareholder at any time prior to his acceptance in writing of an offer made by the corporation, as provided in paragraph (g), but in no case later than sixty days from the date of consummation of the corporate action except that if the corporation fails to make a timely offer, as provided in paragraph (g), the time for withdrawing a notice of election shall be extended until sixty days from the date an offer is made. Upon expiration of such time, withdrawal of a notice of election shall require the written consent of the corporation. In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of any advance payment made to the shareholder as provided in paragraph (g). If a notice of election is withdrawn, or the corporate action is rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenters' rights, he shall not have the right to receive payment for his shares and he shall be reinstated to all his rights as a shareholder as of the consummation of the corporate action, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.

    (f) At the time of filing the notice of election to dissent or within one month thereafter the shareholder of shares represented by certificates shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return the certificates to the shareholder or other person who submitted them on his behalf. Any shareholder of shares represented by certificates who fails to submit his certificates for such notation as herein specified shall, at the option of the corporation exercised by written notice to him within forty-five days from the date of filing of such notice of election to dissent, lose his dissenter's rights unless a court, for good cause shown, shall otherwise direct. Upon transfer of a certificate bearing such notation, each new certificate issued therefor shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in the corporation except those which the original dissenting shareholder had at the time of transfer.

    (g) Within fifteen days after the expiration of the period within which shareholders may file their notices of election to dissent, or within fifteen days after the proposed corporate action is consummated, whichever is later (but in no case later than ninety days from the shareholders' authorization date), the corporation or, in the case of a merger or consolidation, the surviving or new corporation, shall make a written offer by registered mail to each shareholder who has filed such notice of election to pay for his shares at a specified price which the corporation considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. If the corporate action has been consummated, such offer shall also be accompanied by (1) advance payment to each such shareholder who has submitted the certificates representing his shares to the corporation, as provided in paragraph (f), of an amount equal to eighty percent of the amount of such offer, or (2) as to each shareholder who has not yet submitted his certificates a statement that advance payment to him of an amount equal to eighty percent of the amount of such offer will be made by the corporation promptly upon submission of his certificates. If the corporate action has not been consummated at the time of the making of the offer, such advance payment or statement as to advance payment shall be sent to each shareholder entitled thereto forthwith upon consummation of the corporate action. Every advance payment or statement as to advance payment shall include advice to the shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters' rights. If the corporate action has not been consummated upon the expiration of the ninety day period after the shareholders' authorization date, the offer may be conditioned upon the consummation of such action. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or if divided into series, of the same series and shall be accompanied by a balance sheet of the corporation whose shares the dissenting shareholder holds as of the latest available date, which shall not be earlier than twelve months before the making of such offer, and a profit and loss statement or statements for not less than a twelve month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such twelve month period, for the portion thereof during which it was in existence. Notwithstanding the foregoing, the corporation shall not be required to furnish a balance sheet or profit and loss statement or statements to any shareholder to whom such balance sheet or profit and loss statement or statements were previously furnished, nor if in connection with obtaining the shareholders' authorization for or consent to the proposed corporate action the shareholders were furnished with a proxy or information statement, which included financial statements, pursuant to
Regulation 14A or Regulation 14C of the United States Securities and Exchange
Commission. If within thirty days after the making of such offer, the corporation making the offer and any shareholder agree upon the price to be paid for his shares, payment therefor shall be made within sixty days after the making of such offer or the consummation of the proposed corporate action, whichever is later, upon the surrender of the certificates for any such shares represented by certificates.

    (h) The following procedure shall apply if the corporation fails to make such offer within such period of fifteen days, or if it makes the offer and any dissenting shareholder or shareholders fail to agree with it within the period of thirty days thereafter upon the price to be paid for their shares:

        (1) The corporation shall, within twenty days after the expiration of whichever is applicable of the two periods last mentioned, institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to determine the rights of dissenting shareholders and to fix the fair value of their shares. If, in the case of merger or consolidation, the surviving or new corporation is a foreign corporation without an office in this state, such proceeding shall be brought in the county where the office of the domestic corporation, whose shares are to be valued, was located.

        (2) If the corporation fails to institute such proceeding within such period of twenty days, any dissenting shareholder may institute such proceeding for the same purpose not later than thirty days after the expiration of such twenty day period. If such proceeding is not instituted within such thirty day period, all dissenter's rights shall be lost unless the supreme court, for good cause shown, shall otherwise direct.

        (3) All dissenting shareholders, excepting those who, as provided in paragraph (g), have agreed with the corporation upon the price to be paid for their shares, shall be made parties to such proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons, and upon each nonresident dissenting shareholder either by registered mail and publication, or in such other manner as is permitted by law. The jurisdiction of the court shall be plenary and exclusive.

        (4) The court shall determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation does not request any such determination or if the court finds that any dissenting shareholder is so entitled, it shall proceed to fix the value of the shares, which, for the purposes of this section, shall be the fair value as of the close of business on the day prior to the shareholders' authorization date.
    In fixing the fair value of the shares, the court shall consider the nature of the transaction giving rise to the shareholder's right to receive payment for shares and its effects on the corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court shall determine the fair value of the shares without a jury and without referral to an appraiser or referee. Upon application by the corporation or by any shareholder who is a party to the proceeding, the court may, in its discretion, permit pretrial disclosure, including, but not limited to, disclosure of any expert's reports relating to the fair value of the shares whether or not intended for use at the trial in the proceeding and notwithstanding subdivision (d) of section 3101 of the civil practice law and rules.

        (5) The final order in the proceeding shall be entered against the corporation in favor of each dissenting shareholder who is a party to the proceeding and is entitled thereto for the value of his shares so determined.

        (6) The final order shall include an allowance for interest at such rate as the court finds to be equitable, from the date the corporate action was consummated to the date of payment. In determining the rate of interest, the court shall consider all relevant factors, including the rate of interest which the corporation would have had to pay to borrow money during the pendency of the proceeding. If the court finds that the refusal of any shareholder to accept the corporate offer of payment for his shares was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

        (7) Each party to such proceeding shall bear its own costs and expenses, including the fees and expenses of its counsel and of any experts employed by it. Notwithstanding the foregoing, the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by the corporation against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election as provided in paragraph (e), if the court finds that their refusal to accept the corporate offer was arbitrary, vexatious or otherwise not in good faith. The court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by any or all of the dissenting shareholders who are parties to the proceeding against the corporation if the court finds any of the following:
    (A) that the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay; (B) that no offer or required advance payment was made by the corporation; (C) that the corporation failed to institute the special proceeding within the period specified therefor; or
    (D) that the action of the corporation in complying with its obligations as provided in this section was arbitrary, vexatious or otherwise not in good faith. In making any determination as provided in clause (A), the court may consider the dollar amount or the percentage, or both, by which the fair value of the shares as determined exceeds the corporate offer.

        (8) Within sixty days after final determination of the proceeding, the corporation shall pay to each dissenting shareholder the amount found to be due him, upon surrender of the certificates for any such shares represented by certificates.

    (i) Shares acquired by the corporation upon the payment of the agreed value therefor or of the amount due under the final order, as provided in this section, shall become treasury shares or be canceled as provided in section 515
(Reacquired shares), except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.

    (j) No payment shall be made to a dissenting shareholder under this section at a time when the corporation is insolvent or when such payment would make it insolvent. In such event, the dissenting shareholder shall, at his option:

        (1) Withdraw his notice of election, which shall in such event be deemed withdrawn with the written consent of the corporation; or

        (2) Retain his status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the non-dissenting shareholders, and if it is not liquidated, retain his right to be paid for his shares, which right the corporation shall be obliged to satisfy when the restrictions of this paragraph do not apply.

        (3) The dissenting shareholder shall exercise such option under subparagraph (1) or (2) by written notice filed with the corporation within thirty days after the corporation has given him written notice that payment for his shares cannot be made because of the restrictions of this paragraph.
    If the dissenting shareholder fails to exercise such option as provided, the corporation shall exercise the option by written notice given to him within twenty days after the expiration of such period of thirty days.

    (k) The enforcement by a shareholder of his right to receive payment for his shares in the manner provided herein shall exclude the enforcement by such shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in paragraph (e), and except that this section shall not exclude the right of such shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is unlawful or fraudulent as to him.

    (l) Except as otherwise expressly provided in this section, any notice to be given by a corporation to a shareholder under this section shall be given in the manner provided in section 605 (Notice of meetings of shareholders).

    (m) This section shall not apply to foreign corporations except as provided in subparagraph (e)(2) of section 907 (Merger or consolidation of domestic and foreign corporations).